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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): July 29, 2002


        IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
                 Agreement, dated as of July 1, 2002, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization Trust
          2002-A9, Mortgage Pass-Through Certificates, Series 2002-I).

                                IndyMac MBS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

           Delaware                      333-82831              95-4791925
----------------------------             ---------              ----------
(State or Other Jurisdiction            (Commission          (I.R.S. Employer
 of Incorporation)                       File Number)       Identification No.)


155 North Lake Avenue
Pasadena, California                                             91101
--------------------                                           ---------
(Address of Principal                                         (Zip Code)
 Executive Offices)


       Registrant's telephone number, including area code: (800) 669-2300
                                                           --------------

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Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

          In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2002-I (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INDYMAC MBS, INC.



                                                  By:  /s/ Blair Abernathy
                                                       --------------------
                                                       Blair Abernathy
                                                       Executive Vice President



Dated: July 29, 2002

                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP
        (included in Exhibit 5.1)                                            5

23.1    Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
        5.1 and 8.1)                                                         5